Other Assets (Other Assets) (Details) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Other Assets
Deferred compensation plan	$ 90.5	$ 77.1
Amounts recoverable for capping, closure and post-closure obligations	25.9	24.3
Reinsurance receivable	44.0	48.4
Interest rate swaps - other assets	16.5	14.1
Other	83.7	86.8
Total	$ 260.6	$ 250.7